SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2013

True Drinks Holdings, Inc.
(Exact name of Registrant as specified in its Charter)

Nevada	001-32420	84-1575085
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

18552 MacArthur Blvd., Suite 325, Irvine, California 92612
(Address of principal executive offices)

(949) 203-3500
(Registrant’s Telephone Number)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03  Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

    On June 27, 2013, True Drinks Holdings, Inc. (the "Company") accepted subscription agreements (the "Subscription Agreements") from certain accredited investors (the "Investors"), resulting in the issuance of convertible promissory notes (the "Notes") in the aggregate principal amount of $625,000. The Company accepted the Subscription Agreements from the Investors and issued the Notes in connection with the offering of Notes and warrants to Investors, as previously disclosed by the Company in the Current Report on Form 8-K, filed with the Securities and Exchange Commission on June 26, 2013.

    Each Note currently accrues interest at a rate of 12% per annum, and matures on November 29, 2013 (the "Maturity Date"); provided, however, under the terms of the Notes, the Company may elect to extend the Maturity Date to February 28, 2014 and begin accruing interest at a rate of 14% as of the date of such extension (the "First Extension Option"), and again to May 31, 2014 and begin accruing interest at a rate of 15% per annum as of the date of such extension (the "Second Extension Option"). Each Note is convertible, at the option of the holder thereof into that number of shares of the Company's common stock, $0.001 par value ("Common Stock"), equal to the outstanding principal balance of the Note, plus accrued but unpaid interest, divided by $2.00.

Item 3.02  Unregistered Sales of Equity Securities

    On June 27, 2013, the Company issued five-year warrants (the "Warrants") to purchase an aggregate total of 426,136 shares of the Company's Common Stock for $1.10 per share (the "Warrant Shares") to Investors as additional consideration for the purchase of Notes, as described in Item 2.03. Under the terms of the Subscription Agreement, in the event the Company exercises either the First Extension Option or Second Extension Option, the number of Warrant Shares exercisable by the Investors will increase by 25% per Maturity Date extension.

    The Warrants were offered and sold in transactions exempt from registration under the Securities Act of 1933, as amended ("Securities Act"), in reliance on Section 4(2) thereof and Rule 506 of Regulation D thereunder.  Each of the investors represented that it was an "accredited investor" as defined in Regulation D.  The proceeds from the sale of the Notes and the issuance of Common Stock upon exercise of the Warrants are expected to be used for general corporate purposes.

Item 9.01  Financial Statements and Exhibits

    See Exhibit Index.

Disclaimer.

    The descriptions of the Placement Agent Agreement, Note, Warrant, Subscription Agreement, Security Agreement, Collateral Agent Agreement and Escrow Agreement in this Current report on Form 8-K and the Current Report on Form 8-K filed with the Securities and Exchange Commission on June 26, 2013 do not purport to be complete, and are qualified in their entirety by reference to the full text of the Placement Agent Agreement, Form of Note, Form of Warrant, Form of Subscription Agreement, Security Agreement, Collateral Agent Agreement and Escrow Agreement, attached hereto as Exhibit 10.1, 10.2, 10.3, 10.4, 10.5, 10.6 and 10.7, respectively, and the amendments to the Form of Subscription Agreement and Escrow Agreement, attached hereto as Exhibit 10.8 and 10.9, respectively, and are incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUE DRINKS HOLDINGS, INC.

Date: July 3, 2013	By:	/s/ Dan Kerker
Dan Kerker
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
10.1	Placement Agent Agreement
10.2	Form of Note
10.3	Form of Warrant
10.4	Form of Subscription Agreement
10.5	Security Agreement
10.6	Collateral Agent Agreement
10.7	Escrow Agreement
10.8	Amendment to Subscription Agreement
10.9	Amendment to Escrow Agreement